--------------------------------------------------------------------------------
         THE BLACKROCK NEW YORK INSURED MUNICIPAL 2008 TERM TRUST INC.
                       SEMI-ANNUAL REPORT TO SHAREHOLDERS
                          REPORT OF INVESTMENT ADVISER
--------------------------------------------------------------------------------

                                                                   July 31, 1997

Dear Trust Shareholder,

    After experiencing higher interest rates in the face of a resilient stock market and stronger economic growth for the first few months of 1997, bond investors were comforted by more moderate economic data released during the second quarter which allowed the bond market to recapture some of its losses.

    Our outlook for the bond market is cautiously optimistic. Over the short term, we believe that the recent rally may continue, since inflation news has been positive and U.S. securities appear cheap relative to their global counterparts. Additionally, Fed Chairman Greenspan appears to be comfortable allowing the economy to expand in the absence of rising inflationary pressures. Thus, we do not foresee another tightening in the immediate future in the absence of a visible inflation shock. However, recent wage increases, the buoyant stock market and record levels of consumer confidence could lead to stronger consumer spending and overall economic growth in the third quarter. Therefore, an uninterrupted decline in yields is by no means a certainty.

    This report provides the Trust's portfolio managers an opportunity to provide you with detailed market commentary and to review the major investment themes of the portfolio over the past six months. We hope that you find this report informative and look forward to serving your financial needs in the future.

Sincerely,

/s/ Laurence D. Fink                      /s/ Ralph L. Schlosstein
Laurence D. Fink                          Ralph L. Schlosstein
Chairman                                  President

                                                                   July 31, 1997

Dear Shareholder:

    We are pleased to present the semi-annual report for The BlackRock New York Insured Municipal 2008 Term Trust Inc. ("the Trust") for the six months ended June 30, 1997. We would like to take this opportunity to review the Trust's stock price and net asset value (NAV) performance, summarize developments in the fixed income markets and discuss recent portfolio management activity.

    The Trust is a non-diversified closed-end bond fund whose investment objective is to manage a portfolio of municipal debt securities that will return $15 per share (an amount equal to the Trust's initial public offering price) to investors on or about December 31, 2008, while providing high current income exempt from regular federal and New York State and City income tax. The Trust seeks to achieve this objective by investing in high credit quality ("AAA" or insured to "AAA") New York tax-exempt general obligation and revenue bonds issued by city, county and state municipalities, and certain territories and possessions of the United States.

    The table below summarizes the changes in the Trust's stock price and net asset value over the period:

                                   6/30/97 12/31/96 CHANGE  HIGH    LOW
STOCK PRICE                        $15.25  $15.125   0.83% $ 15.25 $14.75
NET ASSET VALUE (NAV)              $15.91  $15.76    0.95% $ 16.03 $15.39

THE FIXED INCOME MARKETS

    The strong economic growth witnessed during the fourth quarter of 1996 spilled over into the first quarter of 1997. Although inflationary measures such as commodity, producer and consumer prices remained relatively stable, labor markets continued to strengthen. In an effort to subdue this growth, the Federal Reserve raised the Federal funds rate by 25 basis points at their March 25, 1997 policy meeting as a pre-emptive strike against inflation.

    After expanding at a blistering pace of 5.9% during the first quarter, the U.S. economy's growth rate slowed in the second quarter of 1997. Signs of an economic slowdown were prevalent in a broad range of industrial and consumer indicators, including lower factory orders, decreased consumer spending, and higher inventories. In addition, inflationary forces remained benign according to year-over-year comparisons for the consumer and producer indices. These indicators allowed the Federal Reserve to maintain interest rate levels at their May 20, 1997 and July 2, 1997 policy meetings and wait for more definite signs of inflation before increasing interest rates.

    The New York State economy continues to benefit from record earnings on Wall Street. Additionally, New York City expansions in tourism and media have boosted the city's employment and revenues. Still, preliminary 1997 estimates place New York City's unemployment rate at nearly 10% versus the state's 6.3% rate; both figures exceed the United States' estimated rate of 5.2%. New York State employment growth has also lagged the nation's. For the period between February 1996 and February 1997, state-wide employment growth was 0.9% versus 2.4% for the U.S.

    Short-to-intermediate maturity municipals underperformed Treasury equivalents during the first quarter, despite the historically favorable interest rate environment. Issuance of municipal debt declined almost 10% during the first quarter 1997 from first quarter 1996 due to the higher interest rate environment. Municipal bonds performed reasonably well during the second quarter, despite a strong rally in the Treasury market. With nearly $60 billion worth of municipal issues maturing in June and July, strong investor demand came from both individuals and institutions seeking to reinvest their principal back into the market. New municipal deals were heavily oversubscribed during the second quarter, with a manageable supply of new issues coming to the market. For the six month period ended June 30, 1997, municipal bonds as measured by the LEHMAN BROTHERS MUNICIPAL INDEX slightly outperformed their taxable counterparts (LEHMAN BROTHERS AGGREGATE INDEX) with a total return of 3.20% vs. 3.11%.

    Looking forward, a number of distractions may impede further yield spread tightening in the municipal market, including potential tax reforms and the strong rallies in the Treasury and stock markets. BlackRock believes that municipals are currently trading at historically rich ratios versus Treasuries. We remain focused on shorter maturity securities until the market provides further guidance on the direction of interest rates, or the supply/demand characteristics of the market are altered.

THE TRUST'S PORTFOLIO AND INVESTMENT STRATEGY

    The Trust's portfolio is actively managed to diversify exposure to various sectors, issuers, revenue sources and security types. BlackRock's investment strategy emphasizes a relative value approach, which allows the Trust to capitalize upon changing market conditions by rotating municipal sectors, credits and coupons. Over the past six months, there has been relatively little trading activity in the Trust, due to price appreciation of a majority of securities in the portfolio above the prices at which they were bought. A bond sold at a gain would result in the Trust realizing a capital gain, which may require a taxable distribution to shareholders. Since one of the Trust's primary investment objectives is to pay out tax-exempt income, we believe that waiting to restructure the portfolio in a higher interest rate environment is the most prudent strategy at this time.

    The following chart compares the Trust's current and December 31, 1996 asset composition:

         THE BLACKROCK NEW YORK INSURED MUNICIPAL 2008 TERM TRUST INC.

SECTOR                                                    JUNE 30, 1997                             DECEMBER 31, 1996
Transportation                                                 23%                                         24%
County, City & State                                           21%                                         21%
Water & Sewer                                                  12%                                         12%
Education                                                      11%                                         11%
Hospital                                                       10%                                         10%
Tax Revenue                                                     6%                                          6%
Housing                                                         3%                                          5%
Lease Revenue                                                   6%                                          4%
Other                                                           8%                                          7%

    Additionally, the Trust employs leverage to enhance its income by paying the Trust's preferred shareholders short term municipal rates and investing the proceeds in longer maturity issues which have higher yields. The Trust's ability to pay high monthly income may be affected by the profitability of its leverage. The Federal Reserve's 25 basis point (0.25%) increase in the Fed funds target rate on March 25, 1997 resulted in a modest increase in the Trust's borrowing costs; however, we do not believe that one increase in short term interest rates will negatively impact the Trust's long-term income earning ability.

    We look forward to managing the Trust to benefit from the opportunities available in the fixed income markets and to meet its investment objectives. We thank you for your investment in the BlackRock New York Insured Municipal 2008 Term Trust Inc. Please feel free to contact our marketing center at (800) 227-7BFM (7236) if you have specific questions which were not addressed in this report.

Sincerely,

/s/ Robert S. Kapito                      /s/ Kevin Klingert

Robert S. Kapito                          Kevin Klingert
Vice Chairman and Portfolio Manager       Managing Director and Portfolio
BlackRock Financial Management, Inc.      Manager
                                          BlackRock Financial Management, Inc.


                            THE BLACKROCK NEW YORK INSURED MUNICIPAL 2008 TERM TRUST INC.
Symbol on New York Stock Exchange:                                                         BLN
Initial Offering Date:                                                              September 18, 1992
Closing Stock Price as of 6/30/97:                                                        $15.25
Net Asset Value as of 6/30/97:                                                            $15.91
Yield on Closing Stock Price as of 6/30/97 (15.25)(1):                                    5.61%
Current Monthly Distribution per Common Share(2):                                        $0.07125
Current Annualized Distribution per Common Share(2):                                     $0.8550

---------------

(1) Yield on Closing Stock Price is calculated by dividing the current annualized distribution per share by the closing stock price per share.

(2) Distribution is not constant and is subject to change.

--------------------------------------------------------------------------------
THE BLACKROCK NEW YORK INSURED
MUNICIPAL 2008 TERM TRUST INC.
PORTFOLIO OF INVESTMENTS
JUNE 30, 1997
(UNAUDITED)
--------------------------------------------------------------------------------

                 PRINCIPAL                                                                       OPTION
                  AMOUNT                                                                          CALL            VALUE
  RATING*          (000)                               DESCRIPTION                            PROVISIONS++       (NOTE 1)
---------------------------------------------------------------------------------------------------------------------------
                               LONG-TERM INVESTMENTS -- 145.3%
                               NEW YORK -- 142.3%
    AAA        $      1,075    Babylon, G.O., Ser. A, 5.875%, 1/15/09, AMBAC...............  01/04 at 102      $  1,130,696
    AAA                 785    Erie Cnty., Ser. B, 5.70%, 5/15/08, MBIA....................  05/04 at 102           822,931
                               Met. Trans. Auth. Rev., MBIA,
    AAA              26,075      Ser. K, 6.00%, 7/01/08....................................  No Opt. Call        28,388,374
    AAA               2,500      Commuter Facs., Ser. A, 6.10%, 7/01/08....................  No Opt. Call         2,745,075
                               Mt. Sinai Union Free Sch. Dist. Rev., AMBAC,
    AAA                 935      6.00%, 2/15/08............................................  No Opt. Call         1,017,308
    AAA                 930      6.10%, 2/15/09............................................  No Opt. Call         1,017,234
    AAA               1,075      6.10%, 2/15/10............................................  No Opt. Call         1,171,653
    AAA              10,500    Mun. Asst. Corp., City of New York, Ser. A, 6.00%, 7/01/08,
                                 FGIC......................................................  07/01 at 100        10,952,970
                               Nassau Cnty. G.O., Ser. N, AMBAC,
    AAA               1,020      6.125%, 10/15/07..........................................  10/02 at 102.5       1,101,886
    AAA               1,040      6.125%, 10/15/08..........................................  10/02 at 103         1,124,999
                               New York City, G.O.,
    AAA               3,000      Ser. D, 5.75%, 8/15/07, MBIA..............................  08/03 at 101.5       3,140,580
    AAA               5,500      Ser. C, 6.00%, 8/01/09, AMBAC.............................  08/02 at 101.5       5,770,655
    AAA               6,895      Ser. E, 6.20%, 8/01/08, MBIA..............................  No Opt. Call         7,540,234
    AAA               3,455      Ser. C-1, 6.25%, 8/01/02+, FSA............................  No Opt. Call         3,766,261
    AAA              10,000      Ser. B, 6.25%, 10/01/08, FSA..............................  10/02 at 101.5      10,735,000
    AAA                 760      Ser. C-1, 6.25%, 8/01/10, FSA.............................  08/02 at 101.5         805,805
    AAA               4,950      Ser. C-1, 6.375%, 8/01/02+, MBIA..........................  No Opt. Call         5,423,765
    AAA                  50      Ser. C-1, 6.375%, 8/01/08, MBIA...........................  08/02 at 101.5          53,871
                               New York City Hlth. & Hosp. Corp. Rev.,
    AAA               6,000      5.60%, 2/15/08, CONNIE LEE................................  02/03 at 102         6,217,800
    AAA               2,750      Ser. A, 6.00%, 2/15/07, CAPMAC............................  02/03 at 102         2,922,370
                               New York City Mun. Wtr. Fin. Auth. Rev., Wtr. & Swr. Sys.,
                                 Ser. A,
    AAA              11,500      Zero Coupon, 6/15/09, MBIA................................  No Opt. Call         6,190,795
    AAA               2,000      5.50%, 6/15/11, AMBAC.....................................  06/02 at 101.5       2,034,380
    AAA               1,710      6.00%, 6/15/08, FGIC......................................  06/02 at 102         1,868,773
    AAA              11,560      6.15%, 6/15/07, FGIC......................................  06/02 at 101.5      12,320,417
                               New York St., G.O., AMBAC,
    AAA               1,000      5.50%, 6/15/09............................................  06/03 at 102         1,020,660
    AAA               4,030      6.75%, 8/01/07............................................  08/01 at 102         4,408,941
                               New York St. Dorm. Auth. Rev.,
    AAA               1,965      City Univ., 6.125%, 7/01/08, AMBAC........................  07/04 at 102         2,115,853
    AAA               1,185      City Univ., 6.125%, 7/01/09, AMBAC........................  07/04 at 102         1,267,618
    AAA               5,375      New York Univ., 6.25%, 7/01/09, FGIC......................  07/01 at 102         5,687,717
    AAA               1,600      St. Univ. Ed. Facs., 5.50%, 5/15/07, FGIC.................  No Opt. Call         1,668,464
    AAA               2,500      St. Univ. Ed. Facs., Ser. A, 5.50%, 5/15/08, AMBAC........  No Opt. Call         2,604,775
    AAA               6,000      St. Univ. Ed. Facs., Ser. A, 5.50%, 5/15/08, CONNIE LEE...  No Opt. Call         6,185,340
    AAA               5,000      St. Univ. Ed. Facs., Ser. A, 5.50%, 5/15/08, FGIC.........  No Opt. Call         5,209,550
    AAA               5,000      St. Univ. Ed. Facs., Ser. A, 5.50%, 5/15/09, AMBAC........  No Opt. Call         5,201,500
    AAA               1,800      Union Coll., 5.75%, 7/01/10, FGIC.........................  07/02 at 102         1,851,984
    AAA                 500      W K Nursing Home, 5.65%, 8/01/09, FHA.....................  08/06 at 102           516,410
    AAA               5,000    New York St. Environ. Facs. Corp., Poll. Ctrl. Rev., Ser. D,
                                 6.60%, 5/15/08............................................  11/04 at 102         5,587,000
                               New York St. Hsg. Fin. Agcy. Rev.,
    AAA               5,000      Hsg. Proj. Mtge., Ser A., 5.80%,11/01/09, FSA.............  05/06 at 102         5,149,400
    AAA               4,565      Multifamily Mtge. Hsg, Ser C., 6.30%,8/15/08, FHA.........  08/02 at 102         4,848,623
    AAA               2,000      Hsg. Proj. Mtge., Ser A., 5.80%, 5/01/09, FSA.............  05/06 at 102         2,059,760

--------------------------------------------------------------------------------

                 PRINCIPAL                                                                       OPTION
                  AMOUNT                                                                          CALL            VALUE
  RATING*          (000)                               DESCRIPTION                            PROVISIONS++       (NOTE 1)
---------------------------------------------------------------------------------------------------------------------------
                               New York St. Med. Care Facs. Fin. Agcy. Rev.,
    AAA        $      3,000      Mental Hlth. Facs., 5.25%, 8/15/07, FGIC..................  02/04 at 102      $  3,062,790
    AAA               6,190      Mental Hlth. Svcs. Impvt., Ser. D, 6.00%, 8/15/08,
                                   AMBAC...................................................  08/02 at 102         6,603,678
    AAA               5,000      New York Hosp., Ser. A, 6.50%, 8/15/08, AMBAC.............  02/06 at 101         5,522,200
    AAA                 250    New York St. Pwr. Auth. Rev., Series CC, 5.125%, 1/01/11,
                                 MBIA......................................................  No Opt. Call           249,563
                               New York St. Thruway Auth. Rev.,
    AAA               2,000      Ser. A, 5.875%, 1/01/07, FGIC.............................  01/02 at 102         2,107,120
    AAA               8,060      Ser. A, 5.875%, 1/01/08, FGIC.............................  01/02 at 102         8,359,993
    AAA               5,000      Hwy. & Bridge Trust Fund, Ser. A, 5.625%, 4/01/08,
                                   AMBAC...................................................  04/04 at 102         5,201,700
    AAA               1,000      Hwy. & Bridge Trust Fund, Ser. B, 6.00%, 4/01/09, FGIC....  04/04 at 102         1,059,340
    AAA               6,940      Service Contract, 5.75%, 4/01/09, MBIA....................  04/04 at 102         7,230,786
                               New York St. Urban Dev. Corp. Rev., Correctional Facs.,
    AAA               1,750      5.625%, 1/01/07, AMBAC....................................  01/03 at 102         1,828,820
    AAA               1,460      5.625%, 1/01/07, FSA......................................  01/03 at 102         1,521,101
    AAA               2,000      Ser. A, 5.50%, 1/01/09, AMBAC.............................  No Opt. Call         2,078,780
    AAA               2,055    Port Auth. of New York & New Jersey, Seventy-Second Ser.,
                                 7.40%, 10/01/02+, AMBAC...................................  No Opt. Call         2,345,680
                               Suffolk Cnty, G.O., FGIC,
    AAA                 620      Ser. B, 6.00%, 5/01/07....................................  05/02 at 102           661,311
    AAA                 465      Ser. C, 6.00%, 6/15/07....................................  06/02 at 102           500,503
    AAA                 615      Ser. B, 6.05%, 5/01/08....................................  05/02 at 102           655,916
    AAA                 430      Ser. C, 6.05%, 6/15/08....................................  06/02 at 102           462,770
    AAA               5,000    Suffolk Cnty. Ind. Dev. Agcy. Rev., Southwest, 6.00%,
                                 2/01/08, FGIC.............................................  No Opt. Call         5,408,950
                               Suffolk Cnty. Wtr. Auth. Rev., Ser. C, AMBAC,
    AAA                 620      5.75%, 6/01/02+...........................................  No Opt. Call           663,462
    AAA                 665      5.75%, 6/01/02+...........................................  No Opt. Call           711,617
    AAA               1,675      5.75%, 6/01/08............................................  06/02 at 102         1,742,486
                               Triborough Bridge & Tunl. Auth. Rev.,
    AAA               7,500      Ser. X, 6.00%, 1/01/07, AMBAC.............................  No Opt. Call         7,825,950
    AAA               8,110      6.20%, 1/01/08, FGIC......................................  01/02 at 101.5       8,642,016
    AAA               6,500      6.25%, 1/01/12, AMBAC.....................................  01/02 at 101.5       6,810,310
                                                                                                               ------------
                                                                                                                254,904,269
                                                                                                               ------------
                               PUERTO RICO -- 3.0%
    AAA               5,000    Puerto Rico, Comnwlth., G.O., Ser. A, 6.25%, 7/01/10, FSA...  07/02 at 101.5       5,355,350
                                                                                                               ------------
                               TOTAL INVESTMENTS -- 145.3% (cost $241,458,829).............                     260,259,619
                               Other assets in excess of liabilities -- 2.4%...............                       4,389,716
                               Liquidation value of preferred stock -- (47.7)%.............                     (85,500,000)
                                                                                                               ------------
                               NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS -- 100%........                    $179,149,335
                                                                                                               ------------
                                                                                                               ------------

---------------
 * Rating using the higher of Standard & Poor's, Moody's or Fitch's.
 + This bond is prerefunded. See glossary for definition.
++ Option call provisions: date (month/year) and price of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

                           KEY TO ABBREVIATIONS
AMBAC            --      American Municipal Bond Assurance Corporation
CAPMAC           --      Capital Markets Assurance Corporation
CONNIE LEE       --      College Construction Loan Insurance Association
FHA              --      Federal Housing Administration
FGIC             --      Financial Guaranty Insurance Company
FSA              --      Financial Security Assurance
G.O.             --      General Obligation Bond
MBIA             --      Municipal Bond Insurance Association

                       See Notes to Financial Statements.

---------------------------------------------------------
THE BLACKROCK NEW YORK INSURED
MUNICIPAL 2008 TERM TRUST INC.
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1997
(UNAUDITED)
----------------------------------------------

ASSETS
Investments, at value (cost $241,458,829) (Note 1)..........  $  260,259,619
Interest receivable.........................................       5,096,774
Deferred organization expense and other assets..............          24,040
                                                              --------------
                                                                 265,380,433
                                                              --------------
LIABILITIES
Bank overdraft..............................................         243,443
Dividends payable -- common stock...........................         160,553
Advisory fee payable (Note 2)...............................          78,196
Dividends payable -- preferred stock........................          38,231
Administration fee payable (Note 2).........................          22,342
Other accrued expenses......................................         188,333
                                                              --------------
                                                                     731,098
                                                              --------------
NET INVESTMENT ASSETS.......................................  $  264,649,335
                                                              --------------
                                                              --------------
Net investment assets were comprised of:
  Common stock:
    Par value (Note 4)......................................  $      112,571
    Paid-in capital in excess of par........................     156,370,725
  Preferred stock (Note 4)..................................      85,500,000
                                                              --------------
                                                                 241,983,296
  Undistributed net investment income.......................       3,898,230
  Accumulated net realized loss.............................         (32,981)
  Net unrealized appreciation...............................      18,800,790
                                                              --------------
  Net investment assets, June 30, 1997......................  $  264,649,335
                                                              --------------
                                                              --------------
  Net assets applicable to common shareholders..............  $  179,149,335
                                                              --------------
                                                              --------------
Net asset value per common share:
  ($179,149,335 DIVIDED BY 11,257,093 shares of common stock
  issued and outstanding)...................................  $        15.91
                                                                     -------
                                                                     -------

---------------------------------------------------
THE BLACKROCK NEW YORK INSURED
MUNICIPAL 2008 TERM TRUST INC.
STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 1997
(UNAUDITED)
----------------------------------------------

NET INVESTMENT INCOME
Income
  Interest and discount earned..............................  $    7,398,174
                                                              --------------

Expenses
  Investment advisory.......................................         456,288
  Administration............................................         130,368
  Auction agent.............................................         116,000
  Custodian.................................................          43,000
  Reports to shareholders...................................          26,000
  Directors.................................................          20,000
  Audit.....................................................          14,000
  Transfer agent............................................          10,000
  Legal.....................................................           5,000
  Miscellaneous.............................................          63,667
                                                              --------------
  Total expenses............................................         884,323
                                                              --------------
Net investment income.......................................       6,513,851
                                                              --------------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS (NOTE 3)
Net realized gain on investments............................           9,392
Net change in unrealized appreciation on
  investments...............................................       1,541,263
                                                              --------------
Net gain on investments.....................................       1,550,655
                                                              --------------

NET INCREASE IN NET INVESTMENT ASSETS RESULTING FROM
 OPERATIONS.................................................  $    8,064,506
                                                              --------------
                                                              --------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK NEW YORK INSURED
MUNICIPAL 2008 TERM TRUST INC.
STATEMENTS OF CHANGES IN NET INVESTMENT ASSETS
(UNAUDITED)
--------------------------------------------------------------------------------

                                                                 SIX MONTHS      YEAR ENDED
                                                                    ENDED       DECEMBER 31,
                                                                JUNE 30, 1997       1996
                                                                -------------   -------------

  INCREASE (DECREASE) IN NET INVESTMENT ASSETS

  OPERATIONS:

    Net investment income.....................................  $  6,513,851    $ 12,978,491

    Net realized gain on investments..........................         9,392         979,495

    Net change in unrealized appreciation (depreciation) on
      investments.............................................     1,541,263      (4,761,035)
                                                                -------------   -------------

      Net increase in net investment assets resulting from
       operations.............................................     8,064,506       9,196,951
                                                                -------------   -------------

  DIVIDENDS AND DISTRIBUTIONS:

    To common shareholders from net investment income.........    (4,812,312)     (9,624,638)

    To common shareholders from net realized gain on
      investments.............................................       --             (581,328)

    To preferred shareholders from net investment income......    (1,473,404)     (2,823,878)

    To preferred shareholders from net realized gain on
      investments.............................................       --             (176,489)
                                                                -------------   -------------

      Total dividends and distributions.......................    (6,285,716)    (13,206,333)
                                                                -------------   -------------

          Total increase (decrease)...........................     1,778,790      (4,009,382)

  NET INVESTMENT ASSETS

  Beginning of period.........................................   262,870,545     266,879,927
                                                                -------------   -------------

  End of period...............................................  $264,649,335    $262,870,545
                                                                -------------   -------------
                                                                -------------   -------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK NEW YORK INSURED
MUNICIPAL 2008 TERM TRUST INC.
FINANCIAL HIGHLIGHTS
(UNAUDITED)
--------------------------------------------------------------------------------

                                                                                                             SEPTEMBER 28,
                                            SIX MONTHS                 YEAR ENDED DECEMBER 31,               1992* THROUGH
                                              ENDED         ---------------------------------------------    DECEMBER 31,
                                          JUNE 30, 1997       1996        1995        1994        1993           1992
                                          --------------    ---------   ---------   ---------   ---------   ---------------
PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value, beginning of the
  period................................     $  15.76       $   16.11   $   13.77   $   16.19   $   14.33       $  14.10
                                          --------------    ---------   ---------   ---------   ---------   ---------------
  Net investment income.................         0.58            1.15        1.15        1.14        1.14           0.18
  Net realized and unrealized gain
    (loss) on investments...............         0.13           (0.33)       2.33       (2.49)       1.79           0.34
                                          --------------    ---------   ---------   ---------   ---------   ---------------
Net increase (decrease) from investment
  operations............................         0.71            0.82        3.48       (1.35)       2.93           0.52
                                          --------------    ---------   ---------   ---------   ---------   ---------------
Dividends from net investment income to:
  Preferred shareholders................        (0.13)          (0.25)      (0.29)      (0.21)      (0.17)         (0.02)
  Common shareholders...................        (0.43)          (0.85)      (0.85)      (0.86)      (0.86)         (0.07)
Distributions from net realized gain on
  investments to:
  Preferred shareholders................      --                (0.02)     --          --           (0.01)       --
  Common shareholders...................      --                (0.05)     --          --           (0.03)       --
Distributions in excess of net realized
  gain on investments to:
  Preferred shareholders................      --               --          ***         ***         --            --
  Common shareholders...................      --               --          ***         ***         --            --
                                          --------------    ---------   ---------   ---------   ---------   ---------------
Total dividends and distributions.......        (0.56)          (1.17)      (1.14)      (1.07)      (1.07)         (0.09)
                                          --------------    ---------   ---------   ---------   ---------   ---------------
Capital charge with respect to issuance
  of shares.............................      --               --          --          --          --              (0.20)
                                          --------------    ---------   ---------   ---------   ---------   ---------------
Net asset value, end of period **.......     $  15.91       $   15.76   $   16.11   $   13.77   $   16.19       $  14.33#
                                          --------------    ---------   ---------   ---------   ---------   ---------------
                                          --------------    ---------   ---------   ---------   ---------   ---------------
Market value, end of period **..........     $  15.25       $  15.125   $  14.625   $   12.50   $   15.00       $  13.75
                                          --------------    ---------   ---------   ---------   ---------   ---------------
                                          --------------    ---------   ---------   ---------   ---------   ---------------
TOTAL INVESTMENT RETURN +...............        3.72%           9.60%      24.19%    (11.35)%      14.89%          (2.00)%
                                          --------------    ---------   ---------   ---------   ---------   ---------------
                                          --------------    ---------   ---------   ---------   ---------   ---------------
RATIOS TO AVERAGE NET ASSETS OF COMMON
 SHAREHOLDERS: +++
Expenses................................         1.01%++         1.03%       1.05%       1.08%       0.95%          0.85%++
Net investment income before preferred
  stock dividends.......................         7.42%++         7.36%       7.54%       7.80%       7.31%          5.08%++
Preferred stock dividends...............         1.68%++         1.70%       1.87%       1.46%       1.15%          0.59%++
Net investment income available to
  common shareholders...................         5.74%++         5.66%       5.67%       6.34%       6.16%          4.49%++
SUPPLEMENTAL DATA:
Average net assets of common
  shareholders (in thousands)...........     $177,105       $ 176,229   $ 172,037   $ 164,792   $ 174,881       $153,409
Portfolio turnover......................            2%             10%         12%         50%         14%            40%
Net assets of common shareholders, end
  of period (in thousands)..............     $179,149       $ 177,371   $ 181,380   $ 155,064   $ 182,198       $161,290
Preferred stock outstanding (in
  thousands)............................     $ 85,500       $  85,500   $  85,500   $  85,500   $  85,500       $ 85,500
Asset coverage per share of preferred
  stock, end of period ##...............     $ 77,383       $  76,863   $  78,035   $ 140,681   $ 156,549       $144,500

--------------------

   * Commencement of investment operations.

  ** Net asset value and market value are published in THE WALL STREET JOURNAL each Monday.

 *** Actual amount paid to preferred shareholders was $0.00041 and $0.00054 per common share for the fiscal years ended December 31, 1995 and 1994, respectively.

     Actual amount was $0.0012 and $0.0025 per common share for the fiscal years ended December 31, 1995 and 1994, respectively.

   + Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market value on the last day of the period. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Total investment return for periods of less than a full year are not annualized.

  ++ Annualized.

 +++ Ratios calculated on the basis of income and expenses applicable to both the common and preferred shares, and preferred stock dividends, relative to the average net assets of common shareholders.

  # Net asset value immediately after the closing of the first public offering was $14.06.

 ## A stock split occured on July 24, 1995 (Note 4).

The information above represents the unaudited operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for the period indicated. This information has been determined based upon financial information provided in the financial statements and market value data for Trust's shares.

                       See Notes to Financial Statements.

---------------------------------------------------------
THE BLACKROCK NEW YORK INSURED
MUNICIPAL 2008 TERM TRUST INC.
NOTES TO FINANCIAL STATEMENTS
(UNAUDITED)
----------------------------------------------

NOTE 1. ACCOUNTING POLICIES
The BlackRock New York Insured Municipal 2008 Term Trust Inc. (the "Trust") was organized in Maryland on August 7, 1992 as a non-diversified closed-end management investment company. The Trust's investment objective is to manage a non-diversified portfolio of high quality securities that will return $15 per share to investors on or about December 31, 2008 while providing current income exempt from regular federal, New York State and New York City income taxes. The ability of issuers of debt securities held by the Trust to meet their obligations may be affected by economic developments in the state, a specific industry or region. No assurance can be given that the Trust's investment objective will be achieved.

    The following is a summary of significant accounting policies followed by the Trust.

SECURITIES VALUATION: Municipal securities (including commitments to purchase such securities on a "when-issued" basis) are valued on the basis of prices provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining values. Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trust's Board of Directors.

    Short-term securities which mature in 60 days or less are valued at amortized cost, if their term to maturity from date of purchase is 60 days or less. Short-term securities with a term to maturity greater than 60 days from the date of purchase are valued at current market quotations until maturity.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and the Trust amortizes premium and accretes original issue discount on securities purchased using the interest method.

FEDERAL INCOME TAXES: It is the Trust's intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute sufficient net income to shareholders. For this reason and because substantially all of the Trust's gross income consists of tax-exempt interest, no federal income tax provision is required.

DIVIDENDS AND DISTRIBUTIONS: The Trust declares and pays dividends and distributions to common shareholders monthly from net investment income. Net capital gains, if any, in excess of loss carryforwards may be distributed annually. Dividends and distributions are recorded on the ex-dividend date. Dividends and distributions to preferred shareholders are accrued and determined as described in Note 4.

DEFERRED ORGANIZATION EXPENSES: A total of $40,000 was incurred in connection with the organization of the Trust. These costs have been deferred and are being amortized ratably over a period of sixty months from the date the Trust commenced investment operations.

ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2. AGREEMENTS
The Trust has an Investment Advisory Agreement with BlackRock Financial Management, Inc. (the "Adviser"), a wholly-owned corporate subsidiary of PNC Asset Management Group, Inc., the holding company for PNC's asset management businesses and an Administration Agreement with Princeton Administrators, L.P. (the "Administrator"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc.

    The investment advisory fee paid to the Adviser is computed weekly and payable monthly at an annual rate of 0.35% of the Trust's average weekly net investment assets. The administration fee paid to the Administrator is also computed weekly and payable monthly at an annual rate of 0.10% of the Trust's average weekly net investment assets.

    Pursuant to the agreements, the Adviser provides continuous supervision of the investment portfolio and pays the compensation of officers of the Trust who are affiliated persons of the Adviser. The Administrator pays occupancy and certain clerical and accounting costs of the Trust. The Trust bears all other costs and expenses.

NOTE 3. PORTFOLIO SECURITIES
Purchases and sales of investment securities, other than short-term investments, for the six months ended June 30, 1997, aggregated $4,632,406 and $4,867,940, respectively.

    The federal income tax basis of the Trust's investments at June 30, 1997 was substantially the same as the basis for financial reporting, and accordingly, unrealized appreciation was $18,800,790 (on both a gross and a net basis).

NOTE 4. CAPITAL
There are 200 million shares of $.01 par value common stock authorized. Of the 11,257,093 common shares outstanding at June 30, 1997, the Adviser owned 7,093 shares. As of June 30, 1997, there were 3,420 preferred shares outstanding as follows: Series F28-1,710 and Series F7-1,710.

    The Trust may classify or reclassify any unissued shares of common stock into one or more series of preferred stock. On November 23, 1992, the Trust reclassified 1,710 shares of common stock and issued 2 series of Auction Market Preferred Stock ("Preferred Stock") as follows: Series F28--855 shares, Series F7--855 shares. The Preferred Stock has a liquidation value of $25,000 per share plus any accumulated but unpaid dividends. On May 16, 1995 shareholders approved a proposal to split each share of the Trust's Auction Rate Municipal Preferred Stock into two shares and simultaneously reduce each share's liquidation preference from $50,000 to $25,000 plus any accumulated but unpaid dividends. The stock split occurred on July 24, 1995.

    Dividends on Series F7 are cumulative at a rate which is reset every 7 days based on the results of an auction. Dividends on Series F28 are also cumulative at a rate which is reset every 28 days based on the results of an auction. Dividend rates ranged from 2.90% to 4.05% for the six months ended June 30, 1997.

    The Trust may not declare dividends or make other distributions on shares of common stock or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding Preferred Stock would be less than 200%.

    The Preferred Stock is redeemable at the option of the Trust, in whole or in part, on any dividend payment date at $25,000 per share plus any accumulated or unpaid dividends whether or not declared. The Preferred Stock is also subject to mandatory redemption at $25,000 per share plus any accumulated or unpaid dividends, whether or not declared if certain requirements relating to the composition of the assets and liabilities of the Trust as set forth in the Articles of Incorporation are not satisfied.

    The holders of Preferred Stock have voting rights equal to the holders of common stock (one vote per share) and will vote together with holders of shares of common stock as a single class. However, holders of Preferred Stock are also entitled to elect two of the Trust's directors. In addition, the Investment Company Act of 1940 requires that along with approval by stockholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred shares, voting separately as a class would be required to
(a) adopt any plan of reorganization that would adversely affect the Preferred Stock, and (b) take any action requiring a vote of security holders, including, among other things, changes in the Trust's subclassification as a closed-end investment company or changes in its fundamental investment restrictions.

NOTE 5. DIVIDENDS
Subsequent to June 30, 1997, the Board of Directors of the Trust declared a dividend from undistributed earnings of $0.07125 per common share payable July 31, 1997 to shareholders of record on July 15, 1997.

    For the period July 1, 1997 to July 31, 1997, dividends declared on Preferred Stock totalled $259,310 in aggregate for the two outstanding Preferred Stock series.

--------------------------------------------------------------------------------
                           DIVIDEND REINVESTMENT PLAN
--------------------------------------------------------------------------------

    Pursuant to the Trust's Dividend Reinvestment Plan (the "Plan"), shareholders may elect to have all distributions of dividends and capital gains automatically reinvested by State Street Bank and Trust Company (the "Plan Agent") in Trust shares. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in United States dollars mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the custodian, as dividend disbursing agent.

    The Plan Agent serves as agent for the shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gain distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Trust shares in the open market on the New York Stock Exchange for the participants' accounts. The Trust will not issue shares under the Plan.

    Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent and will receive certificates for whole Trust shares and a cash payment for any fraction of a Trust share.

    The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

    Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent upon at least 90 days' written notice to all shareholders of the Trust. All correspondence concerning the Plan should be directed to the Plan Agent at (800) 699-1BFM. The address is on the front of this report.

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

    There have been no material changes in the Trust's investment objectives or policies that have not been approved by the shareholders. There have been no changes in the Trust's charter or by-laws. There have been no changes in the principal risk factors associated with investment in the Trust. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trust's portfolio.

    The Annual Meeting of Trust Shareholders was held April 15, 1997 to vote on the following matters:

    (1) To elect three Directors to serve as follows:

Director                                                                           Class      Term    Expiring
--------------------------------------------------------------------------------  --------  --------  ---------
James Grosfeld..................................................................        I    3 years      2000
James Clayburn La Force, Jr.....................................................        I    3 years      2000
Walter F. Mondale...............................................................       II     1 year      1998

Directors whose term of office continues beyond this meeting are Andrew D. Brimmer, Richard E. Cavanagh, Kent Dixon, Laurence D. Fink, Frank J. Fabozzi, and Ralph L. Schlosstein.

    (2) To ratify the selection of Deloitte & Touche LLP as independent public accountants of the Trust for the fiscal year ending December 31, 1997.

Shareholders elected the three Directors and ratified the selection of Deloitte & Touche LLP. The results of the voting was as follows:

                                                    Votes For  Votes Against   Abstentions
                                                    ---------  -------------   -----------
James Grosfeld....................................  8,186,931          0         79,094
James Clayburn La Force, Jr.......................  8,189,121          0         76,905
Walter F. Mondale.................................  8,187,074          0         78,952
Ratification of Deloitte & Touche LLP.............  8,173,047     17,269         75,710

--------------------------------------------------------------------------------
         THE BLACKROCK NEW YORK INSURED MUNICIPAL 2008 TERM TRUST INC.
                               INVESTMENT SUMMARY
--------------------------------------------------------------------------------

THE TRUST'S INVESTMENT OBJECTIVE

    The Trust's investment objective is to provide current income exempt from federal income tax, New York State and New York City income tax and to return $15 per share (the initial public offering price per share) to investors on or about December 31, 2008.

WHO MANAGES THE TRUST?

    BlackRock Financial Management, Inc. (BlackRock or the Adviser) is the investment adviser for the Trust. BlackRock is a registered investment adviser specializing in fixed income securities. Currently, BlackRock manages approximately $50 billion of assets across the government, mortgage, corporate and municipal sectors. These assets are managed on behalf of institutional and individual investors in 21 closed-end funds traded on the New York or American Stock Exchanges, several open-end funds and separate accounts for more than 125 clients in the U.S. and overseas. BlackRock is a subsidiary of PNC Asset Management Group, Inc. which is a division of PNC Bank, N.A., one of the nation's largest banking organizations.

WHAT CAN THE TRUST INVEST IN?

    The Trust intends to invest at least 80% of total assets in a portfolio of New York municipal obligations insured as to the timely payment of principal and interest. The Trust may invest up to 20% in uninsured New York municipal obligations which are rated Aaa by Moody's or AAA by S&P, or are determined by the Adviser to be of comparable credit quality (guaranteed, escrowed or backed in trust).

WHAT IS THE ADVISER'S INVESTMENT STRATEGY?

    The Adviser will seek to meet the Trust's investment objective by managing the assets of the Trust so as to return the initial offering price ($15 per share) at maturity. The Trust will implement a conservative strategy that will seek to closely match the maturity of the assets of the portfolio with the future return of the initial investment at the end of 2008. At the Trust's termination, BlackRock expects that the value of the securities which have matured, combined with the value of the securities that are sold, if any, will be sufficient to return the initial offering price to investors. On a continuous basis, the Trust will seek its objective by actively managing its portfolio of New York municipal obligations and retaining a small amount of income each year.

    In addition to seeking the return of the initial offering price, the Adviser also seeks to provide current income exempt from federal income tax, New York State and New York City income tax to investors. The portfolio managers will attempt to achieve this objective by investing in securities that provide competitive income. In addition, leverage will be used (in an amount up to 35% of the total assets) to enhance the income of the portfolio. In order to maintain competitive yields as the Trust approaches maturity and depending on market conditions, the Adviser will attempt to purchase securities with call protection or maturities as close to the Trust's maturity date as possible. Securities with call protection should provide the portfolio with some degree of protection against reinvestment risk during times of lower prevailing interest rates. Since the Trust's primary goal is to return the initial offering price at maturity, any cash that the Trust receives prior to its maturity date will be reinvested in securities with maturities which coincide with the remaining term of the Trust. Since shorter-term securities typically yield less than longer-term securities, this strategy will likely result in a decline in the Trust's income over time. It is important to note that the Trust will be managed so as to preserve the integrity of the return of the initial offering price. If market conditions, such as high interest rate volatility, force a choice between current income and risking the return of the initial offering price, it is likely that the return of the initial offering price will be emphasized.

HOW ARE THE TRUST'S SHARES PURCHASED AND SOLD? DOES THE TRUST PAY DIVIDENDS REGULARLY?

    The Trust's shares are traded on the New York Stock Exchange which provides investors with liquidity on a daily basis. Orders to buy or sell shares of the Trust must be placed through a registered broker or financial advisor. The Trust pays monthly dividends which are typically paid on the last business day of the month. For shares held in the shareholder's name, dividends may be reinvested in additional shares of the Trust through the Trust's transfer agent, State Street Bank and Trust Company. Investors who wish to hold shares in a brokerage account should check with their financial advisor to determine whether their brokerage firm offers dividend reinvestment services.

LEVERAGE CONSIDERATIONS IN A TERM TRUST

    Under current market conditions, leverage increases the income earned by the Trust. The Trust employs leverage primarily through the issuance of preferred stock. Leverage permits the Trust to borrow money at short-term rates and reinvest that money in longer-term assets which typically offer higher interest rates. The difference between the cost of the borrowed funds and the income earned on the proceeds that are invested in longer term assets is the benefit to the Trust from leverage. In general, the portfolio is typically leveraged at approximately 35% of total assets.

    Leverage also increases the duration (or price volatility of the net assets) of the Trust, which can improve the performance of the Trust in a declining rate environment, but can cause net assets to decline faster than the market in a rapidly rising rate environment. BlackRock's portfolio managers continuously monitor and regularly review the Trust's use of leverage and the Trust may reduce, or unwind, the amount of leverage employed should BlackRock consider that reduction to be in the best interests of the shareholders.

SPECIAL CONSIDERATIONS AND RISK FACTORS RELEVANT TO TERM TRUSTS

    The Trust is intended to be a long-term investment and is not a short-term trading vehicle.

    RETURN OF INITIAL INVESTMENT. Although the objective of the Trust is to return its initial offering price upon termination, there can be no assurance that this objective will be achieved.

    DIVIDEND CONSIDERATIONS. The income and dividends paid by the Trust are likely to decline to some extent over the term of the Trust due to the anticipated shortening of the dollar-weighted average maturity of the Trust's assets.

    LEVERAGE. The Trust utilizes leverage through the issuance of preferred stock which involves special risks. The Trust's net asset value and market value may be more volatile due to its use of leverage.

    MARKET PRICE OF SHARES. The shares of closed-end investment companies such as the Trust trade on the New York Stock Exchange (NYSE symbol: BLN) and as such are subject to supply and demand influences. As a result, shares may trade at a discount or a premium to their net asset value.

    ILLIQUID SECURITIES. The Trust may invest in securities that are illiquid, although under current market conditions the Trust expects to do so to only a limited extent. Investing in these securities involves special risks.

    ANTITAKEOVER PROVISIONS. Certain antitakeover provisions will make a change in the Trust's business or management more difficult without the approval of the Trust's Board of Directors and may have the effect of depriving shareholders of an opportunity to sell their shares at a premium above the prevailing market price.

    MUNICIPAL OBLIGATIONS. Municipal obligations include debt obligations issued by states, cities, and local authorities, and possessions and certain territories of the United States to obtain funds for various public purposes, including the construction of public facilities, the refinancing of outstanding obligations and the obtaining of funds for general operating expenses and for loans to other public institutions and facilities. The value of municipal debt securities generally varies inversely with changes in prevailing market interest rates. Depending on the amount of call protection that the securities in the Trust have, the Trust may be subject to certain reinvestment risks in environments of declining interest rates.

    ALTERNATIVE MINIMUM TAX (AMT). The Trust may invest in securities subject to AMT. The Trust currently holds no securities that are subject to AMT.

--------------------------------------------------------------------------------
         THE BLACKROCK NEW YORK INSURED MUNICIPAL 2008 TERM TRUST INC.
                                    GLOSSARY
--------------------------------------------------------------------------------

CLOSED-END FUND:              Investment vehicle which initially offers a fixed
                              number of shares and trades on a stock exchange.
                              The fund invests in a portfolio of securities in
                              accordance with its stated investment objectives
                              and policies.

DISCOUNT:                     When a fund's net asset value is greater than its
                              stock price the fund is said to be trading at a
                              discount.

DIVIDEND:                     Income generated by securities in a portfolio and
                              distributed to shareholders after the deduction of
                              expenses. This Trust declares and pays dividends
                              to common shareholders on a monthly basis.

DIVIDEND REINVESTMENT:        Shareholders may have all dividends and
                              distributions of capital gains automatically
                              reinvested into additional shares of a fund.

EMBEDDED CAP BONDS:           Also known as additional interest municipal bonds.
                              These securities are intended to protect the
                              income that a fund earns through leverage from
                              significant increases in short-term rates. The
                              coupon on these bonds will increase if short term
                              rates rise significantly.

MARKET PRICE:                 Price per share of a security trading in the
                              secondary market. For a closed-end fund, this is
                              the price at which one share of the fund trades on
                              the stock exchange. If you were to buy or sell
                              shares, you would pay or receive the market price.

NET ASSET VALUE (NAV):        Net asset value is the total market value of all
                              securities and other assets held by the Trust,
                              plus income accrued on its investments, minus any
                              liabilities including accrued expenses, divided by
                              the total number of outstanding shares. It is the
                              underlying value of a single share on a given day.
                              Net asset value for the Trust is calculated weekly
                              and published in BARRON'S and THE NEW YORK TIMES
                              on Saturday or THE WALL STREET JOURNAL each
                              Monday.

PREMIUM: When a fund's stock price is greater than its net asset value, the fund is said to be trading at a premium.

PREREFUNDED BONDS:            These securities are collateralized by U.S.
                              Government securities which are held in escrow and
                              are used to pay principal and interest on the tax
                              exempt issue and retire the bond in full at the
                              date indicated, typically at a premium to par.

BLACKROCK

DIRECTORS
Laurence D. Fink, CHAIRMAN
Andrew F. Brimmer
Richard E. Cavanagh
Kent Dixon
Frank J. Fabozzi
James Grosfeld
James Clayburn La Force, Jr.
Walter F. Mondale
Ralph L. Schlosstein

OFFICERS
Ralph L. Schlosstein, PRESIDENT
Keith T. Anderson, VICE PRESIDENT
Michael C. Huebsch, VICE PRESIDENT
Robert S. Kapito, VICE PRESIDENT
Kevin Klingert, VICE PRESIDENT
Richard M. Shea, VICE PRESIDENT/TAX
Henry Gabbay, TREASURER
James Kong, ASSISTANT TREASURER
Karen H. Sabath, SECRETARY

INVESTMENT ADVISER
BlackRock Financial Management, Inc.
345 Park Avenue
New York, NY 10154
(800) 227-7BFM

ADMINISTRATOR
Princeton Administrators, L.P.
P.O. Box 9095
Princeton, NJ 08543-9095
(800) 688-0928

CUSTODIAN AND TRANSFER AGENT
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171
(800) 699-1BFM

AUCTION AGENT
Bankers Trust Company
4 Albany Street
New York, NY 10006

INDEPENDENT AUDITORS
Deloitte & Touche LLP
Two World Financial Center
New York, NY 10281-1434

LEGAL COUNSEL
Skadden, Arps, Slate, Meagher & Flom LLP
919 Third Avenue
New York, NY 10022

    The accompanying financial statements as of June 30, 1997 were not audited and accordingly, no opinion is expressed on them.

    This report is for shareholder information.
This is not a prospectus intended for use in the purchase or sale of any securities.

                         THE BLACKROCK NEW YORK INSURED
                         MUNICIPAL 2008 TERM TRUST INC.
                       c/o Princeton Administrators, L.P.
                                 P.O. Box 9095
                            Princeton, NJ 08543-9095
                                 (800) 227-7BFM

                                     09247L 10 7
                                     09247L 30 6
                                     09247L 20 6

  THE NEW YORK INSURED MUNICIPAL 2008 TERM TRUST INC.
  --------------------------
   SEMI-ANNUAL REPORT
   JUNE 30, 1997